Exhibit 99

Leucadia National Corporation 2014 Annual Meeting
May 13, 2014

Note on Forward Looking Statements
This document contains “forward looking statements” within the meaning of the safe harbor provisions of Section 27A of the Securities Act of 1933 and Section 21E of the Securities Exchange Act of 1934. Forward looking statements include statements about our future and statements that are not historical facts. These forward looking statements are usually preceded by the words “should,” “expect,” “intend,” “may,” “will,” or similar expressions. Forward looking statements may contain expectations regarding revenues, earnings, operations, and other results, and may include statements of future performance, plans, and objectives. Forward looking statements also include statements pertaining to our strategies for future development of our business and products. Forward looking statements represent only our belief regarding future events, many of which by their nature are inherently uncertain. It is possible that the actual results may differ, possibly materially, from the anticipated results indicated in these forward-looking statements. Information regarding important factors, including our Risk Factors, that could cause actual results to differ, perhaps materially, from those in our forward looking statements is contained in reports we file with the SEC. You should read and interpret any forward looking statement together with reports we file with the SEC.
i

Leucadia Overview

- As of March 31, 2014:

Leucadia National Common Equity: $10.2 billion

Jefferies (100%)
$5.4 billion

- **Jefferies Finance (50%)** (Corporate Lending)
- **Jefferies LoanCore (49%)** (Commercial Real Estate Lending)

Other Businesses and Assets, net
$2.7 billion

National Beef (79%) (Value-added Beef and Leather Processing) $772 Million	**Harbinger (20%)** (Diversified Investment Holding Company) $509 Million	**HomeFed (65%)** [(2)] (Real Estate Development) $226 Million
Garcadia (74%) (Auto Retail & Services) $203 Million	**Berkadia (50%)** (Middle-Market Mortgage Banking) $189 Million	**Linkem (53%)** (Italian Broadband Company) $168 Million
Conwed (100%) (Plastic Netting and Packaging) $82 Million	**Idaho Timber (100%)** (Lumber Products) $70 Million	**Vitesse Energy (96%)** [(4)] (Oil & Gas) $45 Million
Juneau Energy (98%) (Oil & Gas) $22 Million	**Specialty Lending / Leasing** (Foursight and Chrome) $47 Million	**Leucadia Asset Management** $350 Million

Parent Company Cash & Investments
$2.2 Billion

- **Premier Entertainment $250 Million** [(1)] (Hotel & Gaming)
- **Deferred Tax Asset** [(3)] **$1.3 Billion**
- **Less: Parent Company Debt ($1.5 Billion)**
- **Less: Convertible Preferred ($125.0 MM)**

Note: Percentages represent fully diluted economic ownership. Dollar amounts are Leucadia's net carrying amount in each entity, representing their reported assets less liabilities. Light green boxes represent new investments.

(1) Represents expected proceeds from Leucadia's announced sale of Premier Entertainment to Twin River Management Group, Inc.

(2) Ownership represents economic ownership and is adjusted for pending sale of certain Leucadia real estate assets to HomeFed Corporation in return for common shares. Carrying amount is net of deferred gain on real estate sale.

(3) Excludes Jefferies Net Deferred Tax Asset of $462.7 million.

(4) Initial investment of $45 million was consummated in May 2014.

1

Our Strategy
1. Value Focused
2. Long-Term Over Short-Term
3. Permanent Capital as a Competitive Advantage
4. Opportunistic/Willing to Do the Work and Move Quickly
5. Sometimes Countercyclical
6. Comfortable With Complex Situations
7. Positioned to Uniquely Leverage Jefferies
8. Willing to Partner Strategically
9. Diversification Mitigates Risk
10. Maintain Liquidity to Take Advantage of Periodic Market Dislocations

Highly Qualified Independent Directors
Robert E. Joyal Lead Director Formerly President of Babson Capital Management
W. Patrick Campbell Formerly Chairman and CEO of Magex Limited; EVP of Ameritech Corp.; and President and CEO of Columbia TriStar Home Video
Linda L. Adamany Former member of BP plc’s Refining & Marketing Executive Committee; CPA
Jeffrey C. Keil Formerly President of Republic New York Corporation and Vice Chairman of Republic National Bank of New York
Robert D. Beyer Chairman of Chaparal Investments; formerly CEO of The TCW Group, Inc.
Michael T. O’Kane Formerly Senior Managing Director – Securities Division of TIAA-CREF
Francisco L. Borges Chairman of Landmark Partners; formerly MD of Financial Guaranty Insurance Company; and former Treasurer of the State of Connecticut
Stuart H. Reese Formerly President and CEO of MassMutual

Events Since March 1, 2013
Inmet Mining merger (March 2013): Total consideration of $732 million, including $392 million of cash and $340 million of First Quantum stock (now fully exited)
Follow-on investments totaling $107 million in Linkem, increasing fully diluted ownership from 38% to 53% (June, October and December 2013)
Completed wind-down of Sangart (Q4 2013)
Sale of 40% interest in Global Caribbean Fiber for $33 million (announced December 2013; closing upon regulatory approval)
Sale of Premier Entertainment for $250 million (announced December 2013; expected to close by June 2014)
Garcadia acquired 3 additional dealerships with Leucadia investing a further $50 million (including real estate)
Follow-on investment of $18 million in Foursight Capital (February 2014)
Initial investment of $24 million in Juneau Energy (February 2014)
Contribution of real estate assets to HomeFed in exchange for common stock, increasing Leucadia’s economic ownership to 65% (March 2014)
Acquisition of 20% interest in Harbinger Group, Inc. for $411 million (September 2013 and March 2014)
Initial investment of $5 million in Chrome Capital (March 2014)
Initial investment of $45 million in Vitesse Energy (May 2014)
Leucadia, its subsidiaries and its affiliates raised over $3.3 billion of long-term capital since January 2013 (1)
(1) See page 49 for detail of all long-term capital raised since January 1, 2013.

Focus – Compelling Value in Sectors We Understand
Financial Services
– Jefferies
– Berkadia
– Asset Management
– Specialty Finance
Auto Retail – Garcadia
Agribusiness – National Beef
Project Development
– Gasification
– Oregon Liquefied Natural Gas
Real Estate
– HomeFed
Energy
– Juneau Energy
– Vitesse Energy
Metals and Mining
Consumer, Healthcare, Industrial, Media and Telecom

Leucadia Current and Historical Investments
Consumer
National Beef
Garcadia
Harbinger – Spectrum Brands
Crimson Wine Group
Pepsi International Bottlers
Sperry and Hutchinson Company
Energy
Juneau Energy
Vitesse Energy
Leucadia Energy
Oregon LNG
Harbinger – Exco / HGI JV
Keen Energy Services
Barbados Light & Power
Compania de Alumbrado Electrico de San Salvado (Salvador Light & Power)
Bolivian Power Company (Bolivian Light & Power)
Financials
Jefferies
Berkadia
Topwater Capital
Foursight Capital
Chrome Capital
Harbinger – Insurance and Asset Management
AmeriCredit
American Investment Bank
Finova
Colonial Penn
Caja de Ahorro y Seguro S.A.
Healthcare
Symphony Health Services
Industrials
Conwed Plastics
Idaho Timber
Mueller Industries
General Marble
Metals & Mining
Fortescue Metals Group
First Quantum & Inmet Mining
Cobre Las Cruces
MK Gold
Real Estate, Gaming and Lodging
HomeFed
Garcadia Land
Premier Entertainment
ResortQuest
Aston Waikiki
Maryland Jockey Club
Technology, Media and Telecom
Linkem
Global Caribbean Fiber
WilTel Communications
ATX Communications
WebLink
STi Prepaid
Note: Bolded investments represent current holdings.

National Beef

Overview National Beef
Company Overview
4th largest beef processing company in the U.S.
– Processing plants strategically located in Liberal and Dodge City, KS: 3 value-added further processing plants in Kansas City, MO; Moultrie, GA and Hummels Wharf, PA
– Compete with Tyson, Cargill, JBS and numerous small beef packers
Processes, packages and delivers fresh and frozen beef and beef by-products to customers in the U.S. and internationally
– Processing: more than 3 million cattle processed annually
– Consumer Ready: further processing, including portion control, shelf ready and other value-added customer requirements
– Hide Tanning: wet blue processing tannery in St. Joseph, MO
– Kansas City Steak: direct to consumer sales
– Trucking: National Carriers refrigerated trucking and live cattle transportation
Headquartered in Kansas City, MO
Key Ownership Details
Date of Acquisition: December 2011
Book Value at 03/31/14: $772.1 MM
Ownership: 79%
Financial Overview
In 2012 and 2013, margins were impacted negatively by the number of cattle available for processing
Completion of hide tanning facility retrofit and customer growth in consumer ready business are expected to contribute positively to 2014 margins
Revenue (1) ($ Bn)
$8.0 $7.5 $7.5
$6.8
$5.4 $5.8
$6.0
$4.0
$2.0
$0.0
2009 2010 2011 2012 2013
FYE August, FYE Dec.,
Profit from Operations (1, 2) ($ MM)
$400 $313.3 $324.5
$300 $212.7 $200 $154.5 $121.7
$100
$0
2009 2010 2011 2012 2013
FYE August, FYE Dec.,
(1) Prior to being acquired by Leucadia in December 2011, National Beef’s fiscal year ended in August. In addition, subsequent to 2011 amounts are not comparable to prior periods as they reflect the application of acquisition accounting for National Beef, principally resulting in greater depreciation and amortization expenses.
(2) Profit from operations is a non-GAAP measure. Profit from operations equals pre-tax income, plus depreciation and amortization expenses as well as impairment of long-lived assets and excluding interest expense / (income), net. See page 50 for a reconciliation to GAAP figures.

Strategic Priorities National Beef
Focus on additional value-added production
– Currently operate 3 further processing plants with significant capacity available for growth
– Ongoing dialogue with retailer and food service providers regarding case-ready, portion-controlled and ready-to-cook product lines
Market capabilities of expanded and modernized tannery
– Provide highest quality lime-fleshed, wet blue hides from one of the largest and most technologically advanced facilities in the world
Maintain market share and enhance profitability
– Closure of Brawley facility refocuses efforts on core cattle-producing regions
– Capture value of efficiencies and operational improvements
– Position company for long-term rebound in domestic herd size
– Focus on export opportunities as markets develop

Harbinger Group Inc.

Overview

Harbinger Group Inc.

Company Overview

- NYSE-listed diversified holding company (NYSE: HRG) that operates in four business segments:
  - Consumer Products – Spectrum Brands (NYSE: SPB, ~59% ownership [(1)])
  - Insurance – Fidelity & Guaranty Life (NYSE: FGL, ~80% ownership [(1)]); FrontStreet Re
  - Asset Management – Salus Capital Partners; Five Island Asset Management; Energy & Infrastructure Capital
  - Energy – Exco / HGI Joint Venture

Spectrum Brands · Fidelity & Guaranty Life · EXCO · FrontStreet Re · SALUS Capital Partners · Five Island

Financial Overview

($ Millions)		FYE September 30, 2011	2012	2013
Consumer [(2)]	Pro Forma Net Sales	$ 3,187	$ 4,226	$ 4,277
	Adjusted EBITDA	457	668	677
	% Margin	*14.3%*	*15.8%*	*15.8%*
Insurance [(3)]	Revenues	$ 291	$ 1,222	$ 1,348
	Adjusted Op. Income	25	58	221
	% Margin	*8.4%*	*4.7%*	*16.4%*
Energy [(3)]	Revenues	NA	NA	$ 90
	Adjusted EBITDA	NA	NA	40
	% Margin	*NA*	*NA*	*43.9%*

Key Ownership Details

- Date of Initial Investment: September 2013
- Book Value at 03/31/14: $508.8 MM
- Ownership: 20.1% [(4)]
- Right to designate two directors

Sum of the Parts Valuation (Dilutive) without AOCI [(5)]

	Method	Estimated Value: Total ($ Bn) [(6)]	Per Share
Spectrum Brands	Market Value	2.2	10.46
Insurance Segment	Mkt. Val. / Book Val.	1.2	5.87
HGI Energy Holdings LLC	Book Value	0.1	0.50
HGI Funding LLC	Book Value	0.3	1.64
HGI Asset Management Holdings LL	Book Value	0.1	0.32
Cash	Book Value	0.4	1.78
Debt & Other Liabilities [(7)]		(1.2)	(5.75)
Total Estimated Value		$ 3.1	$14.82

(1) Source: Harbinger's May 12th, 2014 2nd Quarter Conference Call presentation.
(2) Source: Consumer financials per Harbinger's February 2014 Company Overview. FY 2012 and FY 2013 are pro forma as if Hardware & Home Improvement Group was acquired at the beginning of the respective periods. Pro Forma Net Sales and Adjusted EBITDA are non-GAAP measures. See page 51 for a reconciliation to GAAP figures.
(3) Source: Insurance and Energy financials per Harbinger's 10-K for the fiscal year ended 09/30/13. Insurance – Adjusted Operating Income and Energy – Adjusted EBITDA are non-GAAP measures. See page 52 for a reconciliation to GAAP figures.
(4) Leucadia owns 20% of Harbinger's common stock assuming conversion of all of Harbinger's outstanding Series A and Series A-2 Participating Preferred Stock.
(5) Source: Sum of the Parts Valuation per Harbinger's May 12th, 2014 2nd Quarter Conference Call presentation. Harbinger's valuation of Spectrum Brands is based on a volume weighted average closing price of $78.27 for the 20 day trading period ended 03/31/14. On 05/09/14, Spectrum Brands' closing price was $73.70. Harbinger's valuation of the Insurance Segment is based on a volume weighted average closing price of $22.79 for Fidelity & Guaranty Life for the 20 day trading period ended 03/31/14, and book value as of 03/31/14 for FrontStreet Re. On 05/09/14, Fidelity & Guaranty Life's closing price was $20.69. Valuation excludes Harbinger's share of Accumulated Other Comprehensive Income ("AOCI").
(6) Represents per share value multiplied by 207,600,224 shares of Harbinger's common stock outstanding as of 03/31/14, giving effect for conversion of Harbinger's preferred stock (59,134,005) and the vesting of all restricted shares (5,664,755).
(7) Represents face value. Assumes the conversion of Harbinger's preferred stock.

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HomeFed Corporation

Overview HomeFed Corporation
Company Overview
Developer/owner of residential and mixed-use real estate projects in California, Maine, New York, Virginia, South Carolina and Florida
HomeFed also assesses the acquisition of new real estate projects outside of its core geographical areas
Current Properties:
— San Elijo Hills (San Marcos, CA)
— Otay Ranch (Chula Vista, CA)
— Fanita Ranch (Santee, CA)
— Rampage Property – Grape Vineyards (Madera County, CA)
— Pacho (Avilla Bay, CA) (1)
— Brewster Point & NorthEast Point (Rockport & Islesboro, ME) (1)
— Non-controlling Interest in Renaissance Plaza (Brooklyn, NY) – Office
& Brooklyn Marriott (1, 2)
— Ashville Park (Virginia Beach, VA)
— The Market Common (Myrtle Beach, SC) – Lifestyle Shopping Ctr. (1)
— SweetBay (Panama City, FL) (1)
Key Ownership Details
Date of Initial Investment: October 2002
Book Value at 03/31/14: $225.7 MM (3)
Ownership: 65% (4)
Financial Overview
Successful Q4 2013 with significant lot sales in California and Virginia as well as a material approval for development in Chula Vista, CA
In 2013, HomeFed experienced reduced farming revenues resulting from a reduction in grape yields due to unfavorable weather conditions
Revenue ($ MM)
$60.0 $50.0 $40.0 $30.0 $20.0 $10.0 $0.0 2009 2010 2011 2012 2013 $16.9 $40.4 $34.1 $35.7 $56.6
Net Earnings to Common Shareholders ($ MM)
$12.0 $10.0 $8.0 $6.0 $4.0 $2.0 $0.0 2009 2010 2011 2012 2013 $2.8 $3.5 $4.5 $6.0 $11.3
(1) Purchased from Leucadia in Q1 2014.
(2) HomeFed acquired 49% ownership of the Renaissance Plaza Office (will increase to 61.25% upon close of pending sale) and 25.8% ownership of the Brooklyn Marriott.
(3) Carrying amount is net of deferred gain on real estate sale.
(4) Ownership represents economic ownership and is adjusted for pending sale of certain Leucadia real estate assets to HomeFed Corporation in return for common shares.

Strategic Priorities Homefed Corporation
Pursue further planning, entitlement & approval activity
— Otay Land – up to 6,050 residential lots and 1.8 million square feet of commercial
— Fanita Ranch (2,600 Acres)
— Pacho (2,369 Acres)
Commence sales of Maine oceanfront lots
Begin construction and lot sales at SweetBay Project (700 Acres, ~3,000 Lots)
Maximize the remaining profits at San Elijo Hills
Find new opportunities

Berkadia®
The Indutry of One®

Overview
BERKADIA®
THE INDUSTRY OF ONE®
Company Overview
Business Activities:
— Loan originations
— Investment sales
— Bridge lending
— Master / primary servicing
2nd
largest FHLMC commercial real estate lender
5th
largest FNMA commercial real estate lender
3rd
largest servicer of commercial real estate loans in the U.S.
Formerly commercial mortgage operations of Capmark Financial and GMAC
Key Ownership Details
50 / 50 joint venture with Berkshire Hathaway
Date of Investment: December 2009
Book Value at 03/31/14: $188.7 MM
Ownership: 50%
As of March 31, 2014, cumulative distributions received from Berkadia exceeded Leucadia’s investment of $217 million
Portfolio Growth
Almost 60% of the servicing portfolio has been added since acquisition
Impending real estate loan maturities in industry should drive significant future loan originations
— Multifamily loan maturities increase every year through 2017
— FHFA’s mandate for 10% GSE contraction in 2013 did not repeat itself in 2014
Servicing Portfolio – Unpaid Principal Balance (1) ($ Bn)
$300
$250 $238
$220
$197 $197 28
$200 5$180
10 17
7 15
$150 53 112
220
$100 186
156
127
$50 97
$0
2009 2010 2011 2012 2013
Originations Servicer’s Servicer Purchased
(1) Shown net of Special Servicing.

Strategic Priorities Berkadia® The Industry of One®
Grow commercial real estate customer base
— Continue to build product suite and capabilities
Increase production
— Add additional mortgage bankers and investment sales professionals
— Grow market share through the maturity wave
“Servicer’s Servicer”
— Berkadia Commercial Real Estate Services has the capabilities and expertise to substantially improve the profitability of the Mortgage Servicing Rights held by others, and is actively pursuing additional servicing engagements with 3rd parties

GARCADIA

Overview

GARCADIA

Company Overview

- A top 15 U.S. dealership group
  - 22 dealerships in California, Texas and Iowa
    - 11 domestic brands, 11 foreign
  - 2,000 employees
- Acquisition strategy:
  - Build geographic clusters in medium to large markets
  - Target medium to high volume stores
  - Focus on profitable, but underperforming dealerships
  - Solve succession issues

Auto Retail Market Overview

- Sales are reaching pre-recession levels – March SAAR of 16.3 MM units is the highest since 16.7 MM in February of 2007
- Large and fragmented market with many acquisition opportunities
  - 17,600 dealerships nationwide, $680 billion in annual sales
  - Top 10 groups represent only 10% of market
- Although there are many acquisition opportunities and interested sellers, finding attractive acquisition opportunities is becoming increasingly difficult in a strong market
- Technology continues to change the business

Key Ownership Details

- Joint venture with Ken Garff Automotive Group
  - Acts as the dealer principal and provides operating management
- Date of Initial Investment: March 2006
- Operations:
  - Book Value at 03/31/14: $126.6 MM
  - Ownership in individual dealerships ranges from 65% to 90%
- Real Estate:
  - Book Value at 03/31/14: $76.4 MM
  - Ownership: 100%

Financial Overview

	FYE December 31,			
($ Millions)	2010	2011	2012	2013
Total Units Sold	20,832	25,483	35,394	48,567
# of Dealerships	14	17	18	21
Garcadia Revenue (1)	$ 639.5	$ 789.4	$ 1,100.8	$ 1,548.4
% Growth	*NA*	*23.4%*	*39.4%*	*40.7%*
Garcadia Pre-Tax Income (1)	$ 14.1	$ 22.3	$ 37.4	$ 46.8
% Margin	*2.2%*	*2.8%*	*3.4%*	*3.0%*
Garcadia Distributions (2)	$ 13.8	$ 16.0	$ 30.4	$ 40.2

(1) Represent combined amounts for all Garcadia dealership holdings, not just Leucadia's share.
(2) Represents Leucadia's share of cash distributions and rent paid by Garcadia for land owned by Leucadia.

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Strategic Priorities Garcadia
Create lifetime customers
— Deliver an unsurpassed customer experience
— Empower employee ‘Champions’ to lead the creation of a better car ownership experience
Improve operating efficiency
— Exceed market growth in new car sales
— Increase used car volume
— Grow service and parts business
Acquire additional dealerships
— Growth through acquisitions will require patience in the current market, but one dealership was acquired in Q1 2014

Linkem
internet revolution

Overview linkem internet revolution
Company Overview
Fast-growing fixed wireless broadband provider in Italy
—127% annualized subscriber growth rate since Leucadia’s initial investment in July 2011
—190,000 subscribers as of 03/31/14
Nationwide network deployment with base stations, fiber exchange points, points of sale and customers in every region
— As of 12/31/13, 1,090 base stations deployed reaching approximately 35% of the population
— 300+ fiber points of presence
— 1,000+ dealers and installers
84MHz of 3.5 GHz spectrum covering 80% of the population and 42 MHz covering all of Italy
National brand recognition
Key Ownership Details
Date of Initial Investment: July 2011
— Leucadia has since funded most of Linkem’s growth and become its largest shareholder
Book Value at 03/31/14: $168.1 MM
— Ownership: 40%
— €58.9 million principal amount of a 5% convertible note due in 2018
— Fully Diluted Ownership: 53%
Market Overview & Key Market Trends
Linkem provides a residential wireless broadband service with a compelling combination of speed and price
Italians have poor broadband alternatives
— Few cable television systems
— Expensive and substandard DSL networks
— Limited and slow fiber deployment
Attractive demographics and market dynamics
— 31% of Italian households are mobile only
— 8% of Italian households are in the “digital divide” without access to broadband services
Linkem added more subscribers in 2013 than all the DSL providers combined
Subscriber Growth
Subscribers (000s)
200 160 120 80 40 0
Q1 Q2 Q3 Q4 Q1 Q2 Q3 Q4 Q1 Q2 Q3 Q4 Q1
2011 2012 2013 2014

Strategic Priorities linkem internet revolution
Maintain subscriber growth on the existing footprint until the commercial availability of LTE later this year
Test and deploy LTE in late 2014 – LTE base stations will have at least double the capacity of existing base stations
Then expand the footprint using LTE technology
Pursue strategic and partnership opportunities in the rapidly shifting Italian telecom marketplace

CONWED®
GLOBAL NETTING SOLUTIONS

Overview CONWED GLOBAL NETTING SOLUTIONS
Company Overview
Headquartered in Minneapolis, MN
Leading plastic netting manufacturer
Operates 5 manufacturing facilities located on 2 continents and has a global distribution network
Facilities located in Minnesota, Georgia, Illinois, Virginia and Genk, Belgium
Core product technologies are extruded, oriented and knitted netting
Products are used in variety of applications including, agriculture, automotive, building & construction, filtration, hygiene, medical, packaging, etc.
In March 2014, Conwed acquired 80% of Filtrexx, a manufacturer of a knitted sock product that has numerous applications in sediment control and storm water management
Key Ownership Details
Date of Acquisition: March 1985
Book Value at 03/31/14: $81.9 MM
Ownership: 100%
Market Overview & Key Market Trends
Raw material costs are expected to continue on an upward trend which began in 2002, negatively impacting margins
The price of polypropylene, Conwed’s principal raw material, has historically fluctuated with the price of oil and natural gas, but growing economies in China and India have resulted in increased demand for raw materials and raised prices globally
Financial Overview
FYE December 31, ($ in 000’s) 2011 2012 2013 Revenue $85,961 $89,357 $105,355 % Growth NA 4.0% 17.9% Pre-Tax Income $5,916 $11,453 $15,329 % Margin 6.9% 12.8% 14.5%

Strategic Priorities CONWED GLOBAL NETTING SOLUTIONS
Drive annual organic growth
Continued co-development with customers
New products, markets and applications for Conwed’s core technology
Geographic market expansion
Minimize lost business
Relentlessly improve customer service levels
Develop Filtrexx business

IDAHO TIMBER

Overview

IDAHO TIMBER

Company Overview

- Manufacturer and distributer of wood products including:
  - Remanufacturing dimension lumber
  - Remanufacturing, bundling and bar coding of home center boards
  - Pine dimension lumber and pine decking
- 7 plants and 3 sawmills located in Arkansas, Florida, Idaho, Louisiana, New Mexico, North Carolina and Texas
  - 922,000 square feet of manufacturing and office space, covering ~214 acres
- In March 2013, Idaho Timber purchased an idled primary mill in Coushatta, Louisiana, capable of producing both dimensional lumber and radius edge decking

Market Overview & Key Market Trends

- Since 2007, the recession and U.S. housing market collapse caused significant headwinds
- In 2013, the housing industry saw signs of life and Idaho Timber delivered its best performance since 2007

Key Ownership Details

- Date of Acquisition: May 2005
- Book Value at 03/31/14: $69.9 MM
- Ownership: 100%

Financial Overview

	FYE December 31,		
($ in 000's)	2011	2012	2013
Revenue	$ 159,026	$ 163,513	$ 205,407
% Growth	*NA*	*2.8%*	*25.6%*
Pre-Tax Income	$ (3,787)	$ 6,397	$ 9,599
% Margin	*NM*	*3.9%*	*4.7%*

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Strategic Priorities IDAHO TIMBER
Primary Mill:
Develop production capabilities and market to achieve consistent production results on a full one-shift capacity basis
Boards: Return to consistent profitability by 2015
Remanufacturing: Drive production efficiencies by increasing shipments over 2013
Business Development: Explore opportunities to identify the next expansion by acquisition

Vitesse Energy

Vitesse Energy – Overview
Overview
Denver-based oil and gas company led by Bob Gerrity, CEO, and Brian Cree, CFO
Gerrity is the former CEO of Gerrity Oil & Gas (NYSE: GOG), a successful company in the Wattenberg Field sold to Patina Oil & Gas
GOG was a leader in developing the field through a manufacturing-like model focused on increasing reserve value and cash flow
Cree was previously EVP and COO at Patina Oil & Gas and State of Colorado Oil & Gas Commissioner
Strategy:
Acquire non-operated production and acreage in select areas of the Bakken Oil Field in North Dakota
Participate in ongoing infill horizontal development drilling in the field
Key Ownership Details
Date of Initial Investment: May 2014
Initial Investment: $45.0 MM
Ownership: 96.2%
Market Overview & Key Market Trends – Bakken (1)
Largest unconventional shale oil field in the continental U.S.
Currently produces 1 million barrels of oil per day, ramping up to 1.7 million in 2020
2,000+ new wells are forecast to be drilled annually through 2020
Bakken and related Three Forks plays have more than 20 years of future development
Efficiencies in drilling and completions are being realized resulting in lower well costs
Development led by top operators including Continental Resources, Whiting Petroleum, ConocoPhillips, EOG Resources, Oasis Petroleum, ExxonMobil and others
Recent Events
May 2014: Acquired production and acreage in the Bakken from The Millennium Corporation
(1) Source: Wood Mackenzie.

Vitesse Energy – Strategic Priorities
Selectively build scale by making additional investments throughout the Bakken
Focus on acquisitions in the core that possess strong economics verified by offset drilling and production results
Evaluate prudent oil hedging program

Juneau Energy

Juneau Energy – Overview
Overview
Houston-based oil and gas company led by Brad Juneau, CEO, and Jeff Edgar, President
Juneau is the former Head of Exploration at Zilkha Energy and later at Contango/Juneau Exploration (grew both companies to +$1bn)
Edgar, formerly Vice President of Rock Oil, is a reservoir engineer with a successful track record in the Eagle Ford Shale
Strategy:
Use in-house geological and engineering expertise to target proven unconventional areas that exhibit a compelling return on investment
Build and develop a diversified portfolio of quality assets that can grow production and cash flow
Leverage Jefferies’ energy investment banking capabilities for leads
Key Ownership Details
Date of Initial Investment: February 2014
Book Value at 03/31/14: $21.7 MM
Ownership: 98%
Market Overview & Key Market Trends – Resource Plays
Unconventional or shale development has transitioned from riskier “land grab” to manufacturing mode (infill drilling)
Industry spent billions on development which has lowered development risk – now know the lowest risk / highest returning areas and key factors in development
Over one trillion dollars of development capital needed to fully develop identified shale plays (1)
Requires long-term, patient capital
Technology improving expected oil & gas returns
Industry will become more efficient in recoveries per well and drilling & completion practices
Recent Events
March 2014: Closed joint venture with AEXCO Petroleum, Inc. to develop Mid-Continent resource play
March 2014: Acquired interests in multiple oil resource plays in South and East Texas
April 2014: Acquired leases in a targeted area of the Eagle Ford
(1) Based on Wood Mackenzie estimate.

Juneau Energy – Strategic Priorities
Focus on proven resource plays possessing lower development risks with strong targeted single well returns
Selectively scale existing investments to build larger footprint
Identify areas that leverage team’s experience and are complementary to existing assets

Specialty Finance

Specialty Finance – Overview

Overview

- Currently two non-bank financing companies
  - Foursight Capital – auto loan originator and servicer
  - Chrome Capital – lessor of used Harley-Davidson motorcycles
- Foursight Capital is the successor to Franklin Capital's auto finance business, which was liquidated in early 2012 after pulling back during the credit crisis. Leucadia has grown the portfolio through the Garcadia platform and 3rd party dealerships (57% of March 2014 originations from 3rd party)
- Chrome Capital is the nation's largest independent lessor of used Harley-Davidson motorcycles. In March 2014, Leucadia committed to invest up to an initial $20 MM to recapitalize and expand the portfolio

Specialty Finance – Key Market Trends

- Significant demand for credit in current cycle
- Regulatory regime has pushed depository-based lenders to reduce exposure to capital-intensive segments
  - 68 million unbanked and "underbanked" American consumers (1)
  - Bond markets and bank lending have reopened for most borrowers – except small-to-medium sized businesses. The value of outstanding commercial loans under $1 million at federally insured institutions declined by 15% from 2007 to Q3 2013 (2)

Key Ownership Details

- Foursight:
  - Date of Initial Investment: October 2012
  - Book Value as of 03/31/14: $42.2 MM
  - Ownership: 90%
- Chrome:
  - Date of Initial Investment: March 2014
  - Book Value as of 03/13/14: $4.9 MM
  - Ownership: 36%

Portfolio Overview ($ Millions)



Originations
Outstanding Portfolio
Foursight
$30
$20
$10
$0
$90
$60
$30
$0
Q4 2012 Q1 2013 Q2 2013 Q3 2013 Q4 2013 Q1 2014
Chrome
$6
$3
$0
$15
$10
$5
$0
Q4 2012 Q1 2013 Q2 2013 Q3 2013 Q4 2013 Q1 2014
Quarterly Originations
Outstanding Portfolio

(1) Source: 2013 FDIC Survey of Unbanked and Underbanked Households.
(2) Source: Federal Reserve Bank of St. Louis.

37

Specialty Finance – Strategy
Leucadia’s long experience investing through cycles provides deep knowledge base
i.e., AmeriCredit, Finova, American Investment Bank and City Finance Company
There are niches in specialty finance where lessons learned from the financial crisis and “big data” innovations have greatly improved firms’ ability to underwrite
A platform of lenders benefits from scale and shared best practices
The Leucadia-Jefferies combination provides a natural advantage
e.g., initial financing, securitization, exit strategies
Focused on businesses with specific characteristics
e.g., self-liquidating assets, capable of originating at least $100 million per annum, able to expand financing and reduce cost of funds with Leucadia / Jefferies support

Leucadia Projects
Leucadia Energy
Potential development of gasification projects
— Lake Charles Clean Energy – Lake Charles, LA
Leucadia Energy, LLC
— Mississippi Clean Energy – Jackson County, MS
— Chicago Clean Energy – Chicago, IL
Oregon LNG
Leasehold interest and pursuing permits for onshore LNG terminal in Warrenton, OR
OregonLNG
— Capacity to supply Asian LNG markets at low expected shipping costs
— Access to existing underutilized Western gas pipeline grid and storage infrastructure

Jefferies

A Full-Service Investment Banking Firm
Jefferies
Investment Banking Equities Fixed Income Jefferies Bache
Consumer Energy Equity Capital Markets Cash Equities Electronic Trading Investment Grade Leveraged Credit Listed Futures Base Metals
Financials Healthcare Leveraged Finance Derivatives Prime Brokerage / Securities Finance Emerging Markets MBS / ABS / CMBS Precious Metals Foreign Exchange
Industrials Metals & Mining M&A ETFs Convertibles Rates / Repos Municipals Research
Real Estate, Gaming & Lodging TMT Restructuring Wealth Management Research ETFs Research
Financial Sponsors Public Finance

Global Footprint Jefferies
Over 3,800 employees in over 30 cities worldwide
London
(European Headquarters)
New York
(Global Headquarters)
(1)
Hong Kong
(Asian Headquarters)
(1) (1) (1) (1)
(1) Jefferies distributes on a co-branded basis research issued by third-parties headquartered in the identified locations.

Understanding Jefferies
What we are:
We are focused: We are prudent and targeted with our balance sheet and capital
We are nimble: As we have proven, we actively manage our balance sheet and market exposures on a granular level
We are hands-on: Decision making gets to senior management quickly
We are straightforward and transparent: We transact in liquid, cash products; not esoteric structured products and derivatives
We are determined: Determined to protect our firm – our bondholders, stockholders and employee-partners
We are battle tested: While our competitors talk about “stress testing” scenarios, we have actually lived through several and not only survived, but emerged stronger and wiser each time
What we are not:
We are not “too big to fail”: We have never assumed that we are too big to fail and have always operated on that basis
We are not, and do not need to be, all things to all people: We can, and do, say “no”, when the risk/reward equation does not meet our standards
We are not too big to manage: We are not so geographically or vertically complex that management decisions cannot be communicated and implemented quickly and effectively
We are not the “whale” in the marketplace: Decisions to manage our positions and balance sheet can be carried out without disrupting or seizing up the markets in which we transact
We are not too complex: We do not have significant derivative or other off-balance sheet exposures that are difficult to understand, track or account for
In our humble opinion, we are what an investment banking firm (broker-dealer) should be.

Net Revenues & Net Income Since 1990
($ Millions)
Jefferies
Net Revenues Predecessor Successor
$3,500 3,040
$3,000
$2,500 2,192
$2,000
$1,500 1,205
$1,000 617
$500 144 365
$0
1990 1991 1992 1993 1994 1995 1996 1997 1998 1999 2000 2001 2002 2003 2004 2005 2006 2007 2008 2009 2010 2011 2012
LTM Q1 2014
Net Earnings to Common Shareholders Predecessor Successor
$200 $400 $0 ($200) ($400) ($600)
7 29 55 157 224 274
(1)
1990 1991 1992 1993 1994 1995 1996 1997 1998 1999 2000 2001 2002 2003 2004 2005 2006 2007 2008 2009 2010 2011 2012
LTM Q1 2014
Note: All results as reported in Jefferies’ public filings.
(1) Includes post-tax losses of $427 million related to the modification of the terms of Jefferies’ employee stock awards in Q4 2008, such that previously granted awards were written off and current year employee stock compensation awards were expensed in the year in which service was provided, and costs associated with the restructuring activities in the fourth quarter of 2008.

Investment Banking Revenues Since 1990 Jefferies
($ Millions)
Net Revenues Predecessor Successor
$1,500 1,428
$1,200
$900 890
$600
495
$300
72 91
9
$0
1990 1991 1992 1993 1994 1995 1996 1997 1998 1999 2000 2001 2002 2003 2004 2005
Note: All results as reported in Jefferies’ public filings.

Earnings Update Jefferies
($ Millions)
LTM Ending 02/28/14 performance:
— Net Revenues: $3,040 million
— Pre-Tax Earnings: $447 million
— Net Earnings: $274 million
Q1 2014 performance:
— Net Revenues: $899 million
— Pre-Tax Earnings: $182 million
— Net Earnings: $112 million
Revenues by Source – LTM Ending 02/28/14
(Successor) Asset
Mgmt. and Other
IB: $51 Equities Advisory $772 $516
IB: Capital
Markets Fixed $912 Income $790
Revenues by Source – Q1 2014
(Successor) Asset
Mgmt. IB: and Other
$10 Equities
Advisory $189 $147
IB: Capital
Fixed Markets Income $268 $286
Note: All results as reported in Jefferies’ public filings.

Strategic Priorities Jefferies
Jefferies continues to gain market share and deliver consistent profitability
— Investment Banking revenue growth underlines the quality and increasing momentum of Jefferies’ platform
— Growth of Jefferies Finance platform
— Solid growth in Equities revenues
— Durable Fixed Income, Commodities and Currencies platforms, despite slowing markets
Continued emphasis on earnings growth through investment banking hiring, cross-product client penetration and increased employee productivity
Full-service capabilities and momentum outside the U.S. present a significant growth opportunity
Well-positioned to capitalize on ongoing regulatory and business challenges faced by our competitors

Appendix

Leucadia, its Subsidiaries and its Affiliates – Long-Term Capital Raised Since January 1, 2013
Long-Term Capital Raised
01/01/13 - 05/12/14
Leucadia 5.50% Senior Notes due 2023
750,000,000
Leucadia 6.625% Senior Notes due 2043
250,000,000
Jefferies 5.125% Senior Notes due 2023
600,000,000
Jefferies 6.50% Senior Notes due 2043
400,000,000
Jefferies Finance 7.375% Senior Unsecured Notes due 2020
600,000,000
Jefferies Finance 6.875% Senior Unsecured Notes due 2022
425,000,000
Jefferies LoanCore 6.875% Senior Unsecured Notes due 2020
300,000,000
Total Capital Raised
$3,325,000,000

National Beef – GAAP Reconciliation
National Beef®
FYE August, FYE Dec.,
($ Millions) 2009 2010 2011 2012 2013
Pre-Tax Income (GAAP) $145.1 $249.0 $261.6 $59.0 $(42.4)
Interest Expense / (Income), net 23.2 14.7 11.7 12.4 12.3
Depreciation & Amortization 44.4 49.6 51.2 83.1 88.5
Impairment of Long-Lived Assets - - - - 63.3
Profit from Operations (Non-GAAP) $212.7 $313.3 $324.5 $154.5 $121.7
Note: Prior to being acquired by Leucadia in December 2011, National Beef’s fiscal year ended in August. In addition, 2012 amounts are not comparable to prior periods as they reflect the application of acquisition accounting for National Beef, principally resulting in greater depreciation and amortization expenses during 2012.

Harbinger – Consumer GAAP Reconciliation National Beef
Harbinger Group Inc.
FYE September 30,
($ Millions) 2011 2012 2013
Consumer - Pro Forma Net Sales Reconciliation:
Reported Net Sales $3,187 $3,252 $4,086
Hardware and Home Improvement Group Acquisition (1) - 974 192
Pro Forma Net Sales $3,187 $4,226 $4,277
Consumer - Adjusted EBITDA Reconciliation:
Reported Operating Income $228 $302 $348
Other Income / (Expense) (3) (1) -
Depreciation & Amortization, net of accelerated depreciation 134 134 184
Acquisition and Integration Related Charges 37 31 48
Goodwill and Intangible Impairments 32 - -
Restructuring and Related Charges 29 19 34
Pre-Acquisition Earnings of Hardware and Home Improvement Group (1) - 183 30
Fair Value Adjustments - - 31
Venezuela Devaluation - - 2
Adjusted EBITDA $457 $668 $677
Note: Totals may not add due to rounding.
Source: Harbinger Group, Inc. February 2014 Company Overview.
(1) Reflects net sales and earnings of Hardware and Home Improvement Group from the beginning of the applicable period through December 29, 2012. This adjustment results in net sales and earnings for the period as if the acquisition had occurred at the beginning of all periods presented.

Harbinger – Insurance and Energy GAAP Reconciliations
Harbinger Group Inc.
FYE September 30,
($ Millions) 2011 2012 2013
Insurance - Adjusted Operating Income Reconciliation:
Reported Operating Income $(42) $160 $523
Effect of Investment Gains, net of offsets (1) (132) (248)
Effect of Change in FIA Embedded Derivative Discount Rate, net of offsets 43 19 (54)
Effects of Transaction-related Reinsurance 24 12 -
Adjusted Operating Income $25 $58 $221
Energy - Adjusted EBITDA Reconciliation:
Reported Net Loss $(57)
Interest Expense 10
Depreciation, Amortization and Depletion 31
EBITDA (16)
Accretion of Discount on Asset Retirement Obligations 1
Non-cash Write Down of Oil and Natual Gas Properties 54
Loss on Derivative Financial Instruments 1
Cash Settlements on Derivative Financial Instruments (2)
Stock-based Compensation Expense 0
Adjusted EBITDA $40
Note: Totals may not add due to rounding.
Source: Harbinger Group, Inc. 10-K for the fiscal period ended 09/30/13.

Leucadia National Corporation 2014 Annual Meeting
May 13, 2014